                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               Morgan Stanley Select Dimensions Investment Series
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

                                PRELIMINARY PROXY
               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                           EMERGING MARKETS PORTFOLIO
                 NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

                            c/o Morgan Stanley Trust
          Harborside Financial Center, Plaza Two, Jersey City, NJ 07311
                            Toll Free (800) 869-NEWS

                   ------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 20, 2002
                   ------------------------------------------

     Notice is hereby given that a Special Meeting of Shareholders of the Emerging Markets Portfolio and the North American Government Securities Portfolio (each a "Portfolio") of MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES (the "Fund"), will be held at Harborside Financial Center, Plaza Two, Jersey City, NJ on Tuesday, August 20, 2002, (the "Meeting") at 10:00 a.m., Eastern Time, for the following purposes:

         1. For each Portfolio, to approve or disapprove a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders; and

         2. To consider and act upon any other matters which may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of each Portfolio at the close of business on June 4, 2002 are entitled to notice of, and to vote, at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to either of the Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

                                      By order of the Board of Trustees,

                                               BARRY FINK
                                               Secretary
      , 2002


--------------------------------------------------------------------------------
                                   IMPORTANT

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH EACH PORTFOLIO'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

                             YOUR VOTE IS IMPORTANT

               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                           EMERGING MARKETS PORTFOLIO
                 NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO
                            C/O MORGAN STANLEY TRUST
          HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NJ 07311
                            TOLL FREE (800) 869-NEWS

                              --------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 20, 2002
                              --------------------

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Morgan Stanley Select Dimensions Investment Series (the "Fund") for use at the Special Meeting of Shareholders of the Emerging Markets Portfolio and the North American Government Securities Portfolio of the Fund (each a "Portfolio" and collectively, the "Portfolios") to be held on August 20, 2002, and at any adjornments thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice of Special Meeting"). The first mailing of this Proxy Statement is expected to be made on or about June 27, 2002.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of the Proposal for which they are entitled to vote, as set forth in the attached Notice of Special Meeting. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     The holders of shares ("Shareholders") of the Emerging Markets Portfolio and the North American Government Securities Portfolio as of the close of business on June 4, 2002, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. As of June 4, 2002, the Record Date, the Emerging Markets Portfolio had 975,681.926 shares outstanding, and the North American Government Securities Portfolio had 536,964.564 shares outstanding. The table below sets forth those persons known to the Fund to own of record or beneficially more than 5% of the outstanding shares of each Portfolio. The percentage ownership of shares of the Portfolios changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

[insert name]          [insert number]shares
[insert address]       [insert %]
[insert address]

     The shares of the Fund are currently sold only to (1) Hartford Life Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. Such separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance policies issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Life Policies." The Variable Annuity Contracts and the Variable Life Policies are sometimes referred to as the "Contracts."

PROXIES

     In accordance with their view of currently applicable law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will vote the shares of each of the Portfolios held in the applicable Account based on instructions received from the owners of Contracts having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such contractholders, it is understood and expected that Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will furnish a copy of this Proxy Statement to contractholders and that Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will furnish to contractholders one or more instruction cards by which the contractholders may provide their instructions to Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. Shares for which no instructions are received in time to be voted will be voted by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company in the same proportion as shares for which instructions have been received in time to be voted.

     All costs of the Meeting, including, but not limited to, the preparation and mailing of proxy materials and the solicitation of proxies, will be borne by the Investment Manager. The solicitation of proxies will be by mail, which may be supplemented by solicitation by telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Morgan Stanley Services, Morgan Stanley DW Inc. and Morgan Stanley Trust, without special compensation

(1) APPROVAL OR DISAPPROVAL OF A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH EACH PORTFOLIO'S ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

BACKGROUND

     The Fund commenced operations on June 2, 1994 and since that date through December 31, 2001, the Emerging Markets Portfolio's net assets have grown to only $10.5 million and the North American Government Income Securities Portfolio's net assets have grown to only $5.9 million. The anticipated growth of the Portfolios' assets through increased sales of shares has not been achieved.

     The Investment Manager believes it is unlikely that the Portfolios will experience material growth in assets in the foreseeable future. Because of the inefficiencies, higher costs and disadvantageous economies of scale attendant with each Portfolio's small asset base, the Investment Manager has concluded that it would be in the best interests of the Portfolios and their respective Shareholders to liquidate the Portfolios and has recommended that this course of action be considered by the Portfolios' Board of Trustees.

     At a meeting on April 25, 2002, the Board of Trustees considered whether it would be appropriate and in the best interests of each Portfolio and its Shareholders to liquidate each Portfolio and, after careful consideration of the matter, the Board approved the liquidation and termination of each Portfolio pursuant to the terms of a Plan of Liquidation and Dissolution (each a "Plan" and collectively, the "Plans"). The Board also directed that the Plans be submitted to Shareholders for approval. In evaluating the Plans, the Trustees considered a number of factors, including the amount of each Portfolio's total assets, each Portfolio's expense ratio and the likelihood that additional sales of the Portfolios' shares could increase the assets to a more viable level. Based on consideration of the foregoing and all other factors deemed relevant by it, the Board of Trustees determined that approval of the Plans was in the best interests of the Portfolios and their Shareholders.

     If Shareholders of each Portfolio fail to approve their respective Plan, the concerned Portfolio will not be liquidated and will continue to operate and be managed in accordance with the investment objective and policies of the Portfolio as currently in effect. However, in such case, the Trustees would determine what alternative action, if any, should be taken.

DESCRIPTION OF THE PLAN

     Each Plan will become effective on the date of its approval by Shareholders (the "Effective Date"). Following Shareholder approval, each Portfolio will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to Shareholders after the payment to (or reservation of assets for payment to) all creditors of the Portfolio. After the distribution of assets to Shareholders, each Portfolio will be dissolved in accordance with the Plan and Massachusetts law. Each Plan provides that the Trustees may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the concerned Portfolio in accordance with the purposes intended to be accomplished by the Plan.

     As soon as practicable after the Effective Date, and in any event within 60 days thereafter, the Portfolio will mail to each Shareholder of record who has not redeemed its shares a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Portfolio and information concerning the sources of the liquidating distribution.

     Except as may be otherwise agreed to between each Portfolio and the Investment Manager, all expenses incurred by or allocable to the concerned Portfolio in carrying out the Plan and dissolving the Portfolio, shall be borne by the Investment Manager.

     The adoption of the Plan will not affect the right of Shareholders to redeem shares of the Portfolio at their then current net asset value per share. All officers of each Portfolio, as well as all entities serving the Portfolios, will continue in their present positions and capacities until such time as the Portfolios are liquidated and dissolved.

     Each Plan provides for the termination of each Portfolio under the laws of the Commonwealth of Massachusetts. Each Portfolio intends to file an appropriate notice of termination with the Office of the Secretary of State of Massachusetts. Such notice will state that the Board of Trustees approved the termination of the concerned Portfolio pursuant to the Plan and will specify the exact date of termination. Massachusetts law does not provide rights of appraisal or similar rights of dissent to Shareholders with respect to the proposed liquidation and termination.

THE TRUSTEES OF THE FUND RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO APPROVE THE PLAN OF LIQUIDATION AND DISSOLUTION TO TERMINATE THEIR RESPECTIVE PORTFOLIO.

                                  REQUIRED VOTE

     Approval of the Plan is to be determined by the vote of a majority of the outstanding shares of the Portfolio which means an affirmative vote of the lesser of (1) a majority of the outstanding shares of the

Portfolio, or (2) 67% or more of the shares of the Portfolio represented at the Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy.

                             SHAREHOLDER PROPOSALS

     The Portfolios do not hold regular Shareholders' meetings. Proposals of Shareholders of the Portfolios intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

     The Fund's most recent Annual Report for the Fund's most recent fiscal year has been sent previously to Shareholders and is available without charge upon request by calling (800) 869-NEWS.

                                 OTHER BUSINESS

     The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.


                                           By order of the Board of Trustees,

                                                        BARRY FINK
                                                         Secretary

                                                                       EXHIBIT A


                       PLAN OF LIQUIDATION AND DISSOLUTION

     The following Plan of Liquidation and Dissolution (the "Plan") of the [Emerging Markets Portfolio][North American Government Securities Portfolio] (the "Portfolio"), a series of Morgan Stanley Select Dimensions Investment Series, (the "Fund"), a trust organized and existing under the laws of the Commonwealth of Massachusetts, which has operated as an open-end diversified management investment company registered under the Investment Company Act of 1940 , as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the provisions of the Fund's Declaration of Trust dated June 2, 1994, as amended (the "Declaration"), and under Massachusetts law.

     WHEREAS, the Fund's Board of Trustees (the "Board") has deemed that it is advisable and in the best interests of the Portfolio and its Shareholders to liquidate and to dissolve the Portfolio, and the Board, on April 25, 2002, considered the matter and determined to recommend the termination of the Portfolio pursuant to this Plan;

     NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

     1. Effective Date of Plan. This Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of Shareholders of the Portfolio ("Meeting") called for the purpose of voting upon the Plan. Approval of the Plan is to be determined by the vote of a majority of the outstanding shares of the Portfolio which means an affirmative vote of the lesser of (1) a majority of the outstanding shares of the Portfolio, or (2) 67% or more of the shares of the Portfolio represented at the Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy. The date of such adoption and approval of the Plan by Shareholders is hereinafter called the "Effective Date."

     2. Dissolution. As promptly as practicable after the Effective Date, consistent with the provisions of this Plan, the Portfolio shall be liquidated and dissolved pursuant to applicable provisions of Massachusetts law.

     3. Cessation of Business. After the Effective Date, the Portfolio shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to Shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit the reinvestment thereof in additional shares.

     4. Liquidation of Assets. The Portfolio shall cause the liquidation of its assets to cash form as is practicable consistent with the terms of the Plan.

     5. Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

     6. Liquidating Distribution. As soon as practicable after the Effective Date, and in any event within sixty (60) days thereafter, the Portfolio will mail the following to each Shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 5 above); and (ii) information concerning the sources of the liquidating distribution.

     7. Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Portfolio and its investment manager, all expenses incurred by or allocable to the Portfolio in carrying out this Plan and dissolving the Portfolio, shall be borne by Morgan Stanley Investment Advisors Inc.

     8. Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Portfolio, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Massachusetts law.

         The death, resignation or other disability of any Trustee or any officer of the Portfolio shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in this Plan.

     9. Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of existence of the Portfolio, and the distribution of assets to Shareholders in accordance with the purposes intended to be accomplished by this Plan.

                 VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF
           SHAREHOLDERS OF MORGAN STANLEY SELECT DIMENSIONS INVESTMENT
                      SERIES -- EMERGING MARKETS PORTFOLIO
                          TO BE HELD ON AUGUST 20, 2002

INSURANCE COMPANY NAME

This Instruction Card is solicited by the above-referenced insurance company ("Company") from owners of variable annuity contracts and/or variable life insurance policies issued by the Company who have specified that a portion of their investment be allocated to this Portfolio of Morgan Stanley Select Dimensions Investment Series.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of Morgan Stanley Select Dimensions Investment Series -- Emerging Markets Portfolio on August 20, 2002 at 9:30 a.m., Eastern time. The undersigned, by completing this Form, does hereby authorize the Company to exercise its discretion in voting upon such other business as may properly come before the Meeting.

THIS INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE COMPANY IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE. INTERESTS IN THE PORTFOLIO FOR WHICH NO INSTRUCTIONS ARE RECEIVED WILL BE VOTED BY THE COMPANY IN THE SAME PROPORTION AS VOTES FOR WHICH INSTRUCTIONS ARE RECEIVED FOR THE PORTFOLIO.



                                          Date_________________, 2002



                                          -------------------------------------
                                          Signature(s) (if held jointly)

                                          NOTE: Please sign exactly as your
                                          name appears on this voting
                                          instructions card. Please mark, sign,
                                          date and mail your voting
                                          instructions card in the enclosed
                                          postage-paid envelope. If joint
                                          owners, each should sign. When
                                          signing as executor, trustee, etc.,
                                          give full title as such.

         VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                   MORGAN STANLEY SELECT DIMENSIONS INVESTMENT
            SERIES -- NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO
                          TO BE HELD ON AUGUST 20, 2002


INSURANCE COMPANY NAME

This Instruction Card is solicited by the above-referenced insurance company ("Company") from owners of variable annuity contracts and/or variable life insurance policies issued by the Company who have specified that a portion of their investment be allocated to this Portfolio of Morgan Stanley Select Dimensions Investment Series.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of Morgan Stanley Select Dimensions Investment Series -- North American Government Securities Portfolio on August 20, 2002 at 9:30 a.m., Eastern time. The undersigned, by completing this Form, does hereby authorize the Company to exercise its discretion in voting upon such other business as may properly come before the Meeting.

THIS INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE COMPANY IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE VOTES ATTRIBUTABLE TO THIS INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE. INTERESTS IN THE PORTFOLIO FOR WHICH NO INSTRUCTIONS ARE RECEIVED WILL BE VOTED BY THE COMPANY IN THE SAME PROPORTION AS VOTES FOR WHICH INSTRUCTIONS ARE RECEIVED FOR THE PORTFOLIO.




                                          Date_________________, 2002



                                          -------------------------------------
                                          Signature(s) (if held jointly)



                                          NOTE: Please sign exactly as your
                                          name appears on this voting
                                          instructions card. Please mark, sign,
                                          date and mail your voting
                                          instructions card in the enclosed
                                          postage paid envelope. If joint
                                          owners, each should sign. When
                                          signing as executor, trustee, etc.,
                                          give full title as such.

              THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
                               FOLLOWING PROPOSAL.


PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

1. Approval of a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to Shareholders.


                 FOR______   AGAINST______   ABSTAIN______


        SIGN THE VOTING INSTRUCTIONS CARD ON THE REVERSE SIDE AND RETURN
                  AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                          , 2002


Dear Contract Owner:

     I would like to take this opportunity to inform you of the proposed closing of the Emerging Markets Portfolio (the "Emerging Markets Portfolio") of Morgan Stanley Select Dimensions Investment Series and to request your voting instructions on this matter. As the owner of a variable annuity contract and/or variable life contract issued by [Insurance Company Name] who has invested in the Emerging Markets Portfolio, you are entitled to provide us with your voting instructions.

     The Board of Trustees of the Morgan Stanley Select Dimensions Investment Series has recommended the liquidation of the Emerging Markets Portfolio. The Emerging Markets Portfolio is a relatively small investment portfolio ($10.5 million) when compared with other investment portfolios with similar investment objectives. As a result, the annual expense ratios for the Emerging Markets Portfolio, without any expense reimbursement, have been higher than the ratios of most similar, but larger, portfolios, and the Emerging Markets Portfolio does not have the investment flexibility that larger funds have.

     In order to liquidate the Emerging Markets Portfolio, the Fund must obtain the consent of its Shareholders. Currently the Portfolio's Shareholders are two insurance companies, including [Insurance Company Name], whose variable contract owners are invested in the Emerging Markets Portfolio. Each insurance company must give its variable contract owners of record as of the close of business on June 4, 2002, the right to instruct the insurance company as to the manner in which shares of the Emerging Markets Portfolio attributable to the owner's variable contract should be voted. If approved by Shareholders, the liquidation is expected to occur on or about August 23, 2002.

     To assist you in giving us your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of the Emerging Markets Portfolio for which you are entitled to give us voting instructions. In addition, a Notice of Special Meeting of Shareholders and a proxy statement are enclosed which describe the matters to be voted on at the Special Meeting of Shareholders.

     If you have not transferred your contract value out of the Emerging Markets Portfolio by the date of the liquidation, your contract value invested in shares of the Emerging Markets Portfolio will be automatically transferred to the variable account that invests in the Money Market Portfolio of Morgan Stanley Select Dimensions Investment Series. From the date of this letter until 30 days after the date of the liquidation, you will be permitted to make one free transfer of all contract value that you have invested in the Emerging Markets Portfolio to other variable investment funds available under your contract. Any limitations on transfers under your contract will not be affected by this free transfer.

     YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed voting instruction forms. It is also important that you consider using your free transfer right to transfer your contract value out of the Emerging Markets Portfolio prior to the date of the liquidation.

     If you have any questions regarding this matter and you are the owner of a
variable annuity contract, please call     . Owners of a variable life contract
may call      for assistance. We look forward to assisting you in your
insurance and investment needs in 2002 and beyond.


                                             Sincerely,

                                          , 2002

Dear Contract Owner:

     I would like to take this opportunity to inform you of the proposed closing of the North American Government Securities Portfolio (the "North American Government Securities Portfolio") of the Morgan Stanley Select Dimensions Investment Series and to request your voting instructions on this matter. As the owner of a variable annuity contract and/or variable life contract issued by [Insurance Company Name] who has invested in the North American Government Securities Portfolio, you are entitled to provide us with your voting instructions.

     The Board of Trustees of the Morgan Stanley Select Dimensions Investment Series has recommended the liquidation of the North American Government Securities Portfolio. The North American Government Securities Portfolio is a relatively small investment portfolio ($5.9 million) when compared with other investment portfolios with similar investment objectives. As a result, the annual expense ratios for the North American Government Securities Portfolio, without any expense reimbursement, have been higher than the ratios of most similar, but larger, portfolios, and the North American Government Securities Portfolio does not have the investment flexibility that larger funds have.

     In order to liquidate the North American Government Securities Portfolio, the Fund must obtain the consent of its Shareholders. Currently the Portfolio's Shareholders are two insurance companies, including [Insurance Company Name], whose variable contract owners are invested in the North American Government Securities Portfolio. Each insurance company must give its variable contract owners of record as of the close of business on June 4, 2002, the right to instruct the insurance company as to the manner in which shares of the North American Government Securities Portfolio attributable to the owner's variable contract should be voted. If approved by Shareholders, the liquidation is expected to occur on or about August 23, 2002.

     To assist you in giving us your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of the North American Government Securities Portfolio for which you are entitled to give us voting instructions. In addition, a Notice of Special Meeting of Shareholders and a proxy statement are enclosed which describe the matters to be voted on at the Special Meeting of Shareholders.

     If you have not transferred your contract value out of the North American Government Securities Portfolio by the date of the liquidation, your contract value invested in shares of the North American Government Securities Portfolio will be automatically transferred to the variable account that invests in the Money Market Portfolio of Morgan Stanley Select Dimensions Investment Series. From the date of this letter until 30 days after the date of the liquidation, you will be permitted to make one free transfer of all contract value that you have invested in the North American Government Securities Portfolio to other variable investment funds available under your contract. Any limitations on transfers under your contract will not be affected by this free transfer.

     YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed voting instruction forms. It is also important that you consider using your free transfer right to transfer your contract value out of the North American Government Securities Portfolio prior to the date of the liquidation.

     If you have any questions regarding this matter and you are the owner of a variable annuity contract, please call . Owners of a variable life contract may call for assistance. We look forward to assisting you in your insurance and investment needs in 2002 and beyond.


                                      Sincerely,